SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or
15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2006
Santander BanCorp
(Exact name of registrant as specified in its charter)

Puerto Rico	001-15849	66-0573723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 Ponce de León Avenue, San Juan, Puerto Rico	00917
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(787) 777-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.136-4(c))

EXPLANATORY NOTE
     On March 6, 2006, Santander BanCorp (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) under Item 2.01 to report the closing of the purchase of substantially all the assets and operations in Puerto Rico of Island Finance Puerto Rico, Inc. (“Island Finance PR”) and substantially all the sales finance assets and operations of the Puerto Rico Branch of Island Finance Sales Finance Corporation (d/b/a Island Finance División Financiamiento) from Wells Fargo & Company. This Current Report on Form 8-K/A is being filed by the Company to amend the Original Filing in order to provide the required financial statements and pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     The required financial statements of Island Finance PR and the Puerto Rico Branch of Island Finance Sales Finance Corporation Consolidated (d/b/a Island Finance División Financiamiento) as of and for the year ended December 31, 2005 are filed herewith as Exhibits 99.1 and 99.2 and are incorporated by reference herein.
(b)	Pro Forma Financial Information.
     The required pro forma financial information as of and for the year ended December 31, 2005 is filed herewith as Exhibit 99.3 and is incorporated by reference herein.
(d)	Exhibits.
     The following exhibits shall be deemed filed for purposes of the Securities Exchange Act of 1934, as amended.
23.1	Consents of KPMG LLP for the financial statements included in Exhibits 99.1 and 99.2.

99.1	Financial statements of Island Finance PR as of and for the year ended December 31, 2005.

99.2	Financial statements of the Puerto Rico Branch of Island Finance Sales Finance Corporation Consolidated (d/b/a Island Finance División Financiamiento) as of and for the year ended December 31, 2005.

99.3	Unaudited pro forma financial information of Santander BanCorp as of and for the year ended December 31, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2006
SANTANDER BANCORP

	By: Name:	/s/ María Calero María Calero
	Title:	Executive Vice President and Chief
Accounting Officer